                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report - December 27, 2005
                        (Date of Earliest Event Reported)

                                POPULAR ABS, INC.
(as depositor under a certain Pooling and Servicing Agreement dated as of May 1,
 2005, providing for the issuance of Mortgage Pass-Through Certificates, Series
                                     2005-A)
             (Exact Name of Registrant as specified in its charter)

        Delaware                  333-115371-05                 52-2029487
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (302) 478-6160

Item 8.01. Other Events.

          Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AV, M-1, M-2, M-3, M-4, M-5 and M-6 Certificateholders with respect to the December 27, 2005 Distribution Date.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POPULAR ABS, INC.


                                        By: /s/ James H. Jenkins
                                            ------------------------------------
                                            James H. Jenkins,
                                            Executive Vice President and CFO

Dated: December 27, 2005

                 Popular ABS Mortgage Pass-Through Trust 2005-A

                         Statement to Certificateholders

                                December 27, 2005

                             DISTRIBUTION IN DOLLARS

                             BEGINNING                                                                          ENDING
             ORIGINAL        PRINCIPAL                                                REALIZED   DEFERRED      PRINCIPAL
 CLASS     FACE VALUE         BALANCE        PRINCIPAL     INTEREST        TOTAL       LOSSES    INTEREST       BALANCE
------   --------------   --------------   ------------   ----------   ------------   --------   --------   --------------
  AF1     42,380,000.00    31,249,393.48   2,993,028.74   119,754.62   3,112,783.36     0.00       0.00      28,256,364.74
  AF2     26,370,000.00    26,370,000.00           0.00    98,755.65      98,755.65     0.00       0.00      26,370,000.00
  AF3      7,890,000.00     7,890,000.00           0.00    32,046.55      32,046.55     0.00       0.00       7,890,000.00
  AF4     15,180,000.00    15,180,000.00           0.00    65,944.45      65,944.45     0.00       0.00      15,180,000.00
  AF5     10,200,000.00    10,200,000.00           0.00    40,953.00      40,953.00     0.00       0.00      10,200,000.00
  AV      82,820,000.00    63,890,554.51   4,350,959.68   243,706.97   4,594,666.65     0.00       0.00      59,539,594.83
  M1      23,090,000.00    23,090,000.00           0.00    94,848.59      94,848.59     0.00       0.00      23,090,000.00
  M2      14,000,000.00    14,000,000.00           0.00    59,997.78      59,997.78     0.00       0.00      14,000,000.00
  M3       2,820,000.00     2,820,000.00           0.00    12,235.67      12,235.67     0.00       0.00       2,820,000.00
  M4       4,540,000.00     4,540,000.00           0.00    21,554.91      21,554.91     0.00       0.00       4,540,000.00
  M5       2,330,000.00     2,330,000.00           0.00    11,269.43      11,269.43     0.00       0.00       2,330,000.00
  M6       3,320,000.00     3,320,000.00           0.00    17,238.18      17,238.18     0.00       0.00       3,320,000.00
  B1       4,300,000.00     4,300,000.00           0.00    23,037.25      23,037.25     0.00       0.00       4,300,000.00
  B2       3,320,000.00     3,320,000.00           0.00    17,786.90      17,786.90     0.00       0.00       3,320,000.00
  B3       3,075,000.00     3,075,000.00           0.00    16,474.31      16,474.31     0.00       0.00       3,075,000.00
  R                0.00             0.00           0.00         0.00           0.00     0.00       0.00               0.00
         --------------   --------------   ------------   ----------   ------------     ----       ----     --------------
TOTALS   245,635,000.00   215,574,947.99   7,343,988.42   875,604.26   8,219,592.68     0.00       0.00     208,230,959.57
         --------------   --------------   ------------   ----------   ------------     ----       ----     --------------
  X      245,635,417.10   218,048,154.37           0.00         0.00           0.00     0.00       0.00     210,996,590.79
         --------------   --------------   ------------   ----------   ------------     ----       ----     --------------

                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                        BEGINNING                                                  ENDING
 CLASS     CUSIP        PRINCIPAL      PRINCIPAL     INTEREST       TOTAL         PRINCIPAL
------   ---------   --------------   -----------   ----------   -----------   --------------
  AF1    73316PCU2     737.36180934   70.62361350   2.82573431   73.44934781     666.73819585
  AF2    73316PCV0   1,000.00000000    0.00000000   3.74500000    3.74500000   1,000.00000000
  AF3    73316PCW8   1,000.00000000    0.00000000   4.06166667    4.06166667   1,000.00000000
  AF4    73316PCX6   1,000.00000000    0.00000000   4.34416667    4.34416667   1,000.00000000
  AF5    73316PCY4   1,000.00000000    0.00000000   4.01500000    4.01500000   1,000.00000000
  AV     73316PCZ1     771.43871661   52.53513258   2.94261012   55.47774270     718.90358404
  M1     73316PDA5   1,000.00000000    0.00000000   4.10777783    4.10777783   1,000.00000000
  M2     73316PDB3   1,000.00000000    0.00000000   4.28555571    4.28555571   1,000.00000000
  M3     73316PDC1   1,000.00000000    0.00000000   4.33889007    4.33889007   1,000.00000000
  M4     73316PDD9   1,000.00000000    0.00000000   4.74777753    4.74777753   1,000.00000000
  M5     73316PDE7   1,000.00000000    0.00000000   4.83666524    4.83666524   1,000.00000000
  M6     73316PDF4   1,000.00000000    0.00000000   5.19222289    5.19222289   1,000.00000000
  B1     73316PDG2   1,000.00000000    0.00000000   5.35750000    5.35750000   1,000.00000000
  B2     73316PDH0   1,000.00000000    0.00000000   5.35750000    5.35750000   1,000.00000000
  B3     73316PDJ6   1,000.00000000    0.00000000   5.35749919    5.35749919   1,000.00000000
                     --------------   -----------   ----------   -----------   --------------
TOTALS                 877.62309113   29.89797228   3.56465593   33.46262821     847.72511886
         ---------   --------------   -----------   ----------   -----------   --------------
   X        N/A        887.69020748    0.00000000   0.00000000    0.00000000     858.98276918
         ---------   --------------   -----------   ----------   -----------   --------------

                               PASS-THROUGH RATES

        CURRENT PASS-
CLASS     THRU RATE
-----   -------------
 AF1      4.311250%
 AF2      4.494000%
 AF3      4.874000%
 AF4      5.213000%
 AF5      4.818000%
  AV      4.291250%
  M1      4.621250%
  M2      4.821250%
  M3      4.881250%
  M4      5.341250%
  M5      5.441250%
  M6      5.841250%
  B1      6.027188%
  B2      6.027188%
  B3      6.027188%


          --------
  X       0.000000%
          --------

--------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Lauren M Grunley
             JPMorgan Chase Bank, N.A. - Structured Finance Services
                           4 New York Plaza, Floor: 6
                          New York, New York 100042413
                    Tel: (212) 623-4484 / Fax: (212) 623-5931

--------------------------------------------------------------------------------

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-A

                                December 27, 2005

Sec. 4.03(a)(i)                      Funds Allocable to Certificate Principal

                                          Group I Scheduled Principal                                                     98,337.12
                                          Group I Curtailments                                                           106,370.91
                                          Group I Prepayments                                                          2,669,143.51
                                          Group I Repurchases                                                                  0.00
                                          Group I Liquidation Proceeds                                                         0.00

                                          Group II Scheduled Principal                                                   112,212.80
                                          Group II Curtailments                                                            8,153.27
                                          Group II Prepayments                                                         4,057,345.97
                                          Group II Repurchases                                                                 0.00
                                          Group II Liquidation Proceeds                                                        0.00

                                          Extra Principal Distribution Amount                                            292,424.84

Sec. 4.03 (a)(ii)                    Interest Distribution Amounts

                                          Interest Distribution - AF-1                                                   119,754.62
                                          Unpaid Interest - AF-1                                                               0.00
                                          Remaining Unpaid Interest - AF-1                                                     0.00

                                          Interest Distribution - AF-2                                                    98,755.65
                                          Unpaid Interest - AF-2                                                               0.00
                                          Remaining Unpaid Interest - AF-2                                                     0.00

                                          Interest Distribution - AF-3                                                    32,046.55
                                          Unpaid Interest - AF-3                                                               0.00
                                          Remaining Unpaid Interest - AF-3                                                     0.00

                                          Interest Distribution - AF-4                                                    65,944.45
                                          Unpaid Interest - AF-4                                                               0.00
                                          Remaining Unpaid Interest - AF-4                                                     0.00

                                          Interest Distribution - AF-5                                                    40,953.00
                                          Unpaid Interest - AF-5                                                               0.00
                                          Remaining Unpaid Interest - AF-5                                                     0.00

                                          Interest Distribution - AV                                                     243,706.97
                                          Unpaid Interest - AV                                                                 0.00
                                          Remaining Unpaid Interest - AV                                                       0.00

                                          Interest Distribution - M-1                                                     94,848.59
                                          Unpaid Interest - M-1                                                                0.00
                                          Remaining Unpaid Interest - M-1                                                      0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-A

                                December 27, 2005


                                          Interest Distribution - M-2                                                     59,997.78
                                          Unpaid Interest - M-2                                                                0.00
                                          Remaining Unpaid Interest - M-2                                                      0.00

                                          Interest Distribution - M-3                                                     12,235.67
                                          Unpaid Interest - M-3                                                                0.00
                                          Remaining Unpaid Interest - M-3                                                      0.00

                                          Interest Distribution - M-4                                                     21,554.91
                                          Unpaid Interest - M-4                                                                0.00
                                          Remaining Unpaid Interest - M-4                                                      0.00

                                          Interest Distribution - M-5                                                     11,269.43
                                          Unpaid Interest - M-5                                                                0.00
                                          Remaining Unpaid Interest - M-5                                                      0.00

                                          Interest Distribution - M-6                                                     17,238.18
                                          Unpaid Interest - M-6                                                                0.00
                                          Remaining Unpaid Interest - M-6                                                      0.00

                                          Interest Distribution - B-1                                                     23,037.25
                                          Unpaid Interest - B-1                                                                0.00
                                          Remaining Unpaid Interest - B-1                                                      0.00

                                          Interest Distribution - B-2                                                     17,786.90
                                          Unpaid Interest - B-2                                                                0.00
                                          Remaining Unpaid Interest - B-2                                                      0.00

                                          Interest Distribution - B-3                                                     16,474.31
                                          Unpaid Interest - B-3                                                                0.00
                                          Remaining Unpaid Interest - B-3                                                      0.00

                                     Interest Reductions

                                          Net Prepayment Interest Shortfalls                                                   0.00
                                          Relief Act Reductions                                                                0.00

                                          Class AF-1 Interest Reduction                                                        0.00
                                          Class AV Interest Reduction                                                          0.00
                                          Class M-1 Interest Reduction                                                         0.00
                                          Class M-2 Interest Reduction                                                         0.00
                                          Class M-3 Interest Reduction                                                         0.00
                                          Class M-4 Interest Reduction                                                         0.00
                                          Class M-5 Interest Reduction                                                         0.00
                                          Class M-6 Interest Reduction                                                         0.00
                                          Class B-1 Interest Reduction                                                         0.00
                                          Class B-2 Interest Reduction                                                         0.00
                                          Class B-3 Interest Reduction                                                         0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-A

                                December 27, 2005

Sec. 4.03(a)(iii)                    Available Funds Shortfall

                                          Class AF-1 Available Funds Shortfall                                                 0.00
                                          Class AF-2 Available Funds Shortfall                                                 0.00
                                          Class AF-3 Available Funds Shortfall                                                 0.00
                                          Class AF-4 Available Funds Shortfall                                                 0.00
                                          Class AF-5 Available Funds Shortfall                                                 0.00
                                          Class AV Available Funds Shortfall                                                   0.00
                                          Class M-1 Available Funds Shortfall                                                  0.00
                                          Class M-2 Available Funds Shortfall                                                  0.00
                                          Class M-3 Available Funds Shortfall                                                  0.00
                                          Class M-4 Available Funds Shortfall                                                  0.00
                                          Class M-5 Available Funds Shortfall                                                  0.00
                                          Class M-6 Available Funds Shortfall                                                  0.00
                                          Class B-1 Available Funds Shortfall                                                  0.00
                                          Class B-2 Available Funds Shortfall                                                  0.00
                                          Class B-3 Available Funds Shortfall                                                  0.00

Sec. 4.03(a)(v)                      Pool Principal Balances

                                          Group I Beginning Pool Balance                                              91,830,779.75
                                          Group I Ending Pool Balance                                                 88,956,928.21
                                          Group II Beginning Pool Balance                                            126,217,374.62
                                          Group II Ending Pool Balance                                               122,039,662.58
                                          Total Beginning Pool Balance                                               218,048,154.37
                                          Total Ending Pool Balance                                                  210,996,590.79

Sec. 4.03(a)(vi)                     Servicing Fee

                                          Group I Servicing Fee                                                           38,262.82
                                          Group II Servicing Fee                                                          52,590.57

Sec. 4.03(a)(viii)                   Delinquency Advances

                                          Group I Delinquency Advances Included in Current Distribution                   45,508.52
                                          Group I Recouped Advances Included in Current Distribution                           0.00
                                          Group I Recouped Advances From Liquidations                                          0.00
                                          Group I Aggregate Amount of Advances Outstanding                               422,996.94

                                          Group II Delinquency Advances Included in Current Distribution                       0.00
                                          Group II Recouped Advances Included in Current Distribution                     42,525.66
                                          Group II Recouped Advances From Liquidations                                         0.00
                                          Group II Aggregate Amount of Advances Outstanding                              807,424.11

Section 4.03(a)(ix) A                Group I, Group II Loans Delinquent

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-A

                                December 27, 2005

                                                     Delinquency by Group
                                                            Group 1

                                       Period     Number   Principal Balance   Percentage
                                     ----------   ------   -----------------   ----------
                                      0-30 days     57        6,915,805.56        7.77%
                                     31-60 days      4          621,415.33        0.70%
                                     61-90 days      0                0.00        0.00%
                                        91+days      1           55,170.05        0.06%
                                                   ---        ------------        ----
                                          Total     62        7,592,390.94        8.53%
                                                   ---        ------------        ----

                                                     Delinquency by Group
                                                           Group 2

                                       Period     Number   Principal Balance   Percentage
                                     ----------   ------   -----------------   ----------
                                      0-30 days     79       11,591,261.84        9.50%
                                     31-60 days     12        2,542,217.63        2.08%
                                     61-90 days      4          952,353.26        0.78%
                                        91+days      4          721,957.00        0.59%
                                                   ---       -------------       -----
                                          Total     99       15,807,789.73       12.95%
                                                   ---       -------------       -----

Sec. 4.03 (a)(ix) B                  Group I, Group II Loans in Foreclosure

                                                     Foreclosure by Group

                                      Group   Number of
                                     Number     Loans      Principal Balance   Percentage
                                     ------   ---------    -----------------   ----------
                                       1          2            210,291.16         0.24%
                                       2          7            791,154.32         0.65%

Sec. 4.03(a)(x), (xi)                Group I, Group II Loans in REO

                                                        REO by Group

                                      Group   Number of
                                     Number     Loans      Principal Balance   Percentage
                                     ------   ---------    -----------------   ----------
                                       1          0               0.00             0.00%
                                       2          0               0.00             0.00%

                                          Market Value of Group I REO Loans                                                    0.00
                                          Market Value of Group II REO Loans                                                   0.00

Sec. 4.03(a)(xii)                    Aggregate Stated Principal Balance of the Three Largest Loans

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-A

                                December 27, 2005

                                          Group I Three Largest Loans                                                  2,026,875.89
                                          Group II Three Largest Loans                                                 2,230,494.70

Sec. 4.03(a)(xiii)                   Net WAC Cap Carryover

                                          Class AF-1 Net WAC Cap Carryover Amounts Due                                         0.00
                                          Class AF-1 Net WAC Cap Carryover Amounts Paid                                        0.00
                                          Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                          Class AV Net WAC Cap Carryover Amounts Due                                           0.00
                                          Class AV Net WAC Cap Carryover Amounts Paid                                          0.00
                                          Class AV Net WAC Cap Carryover Remaining Amounts Due                                 0.00
                                          Class M-1 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-1 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-1 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-2 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-2 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-2 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-3 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-3 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-3 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-4 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-4 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-4 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-5 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-5 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-5 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-6 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-6 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-6 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class B-1 Net WAC Cap Carryover Amounts Due                                      8,869.29
                                          Class B-1 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class B-1 Net WAC Cap Carryover Remaining Amounts Due                            8,869.29
                                          Class B-2 Net WAC Cap Carryover Amounts Due                                      6,847.91
                                          Class B-2 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class B-2 Net WAC Cap Carryover Remaining Amounts Due                            6,847.91
                                          Class B-3 Net WAC Cap Carryover Amounts Due                                      6,342.57
                                          Class B-3 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class B-3 Net WAC Cap Carryover Remaining Amounts Due                            6,342.57

Sec. 4.03(a)(xiv)                    Aggregate Principal Balance of Balloon Loans
                                     with Original Terms <= 36 Months and 60+ Contractually Past Due

                                          Group I Aggregate Principal Balance of Balloon Loans                                 0.00
                                          Group II Aggregate Principal Balance of Balloon Loans                                0.00

Sec. 4.03 (a)(xv), (xxii)            Realized Losses

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-A

                                December 27, 2005

                                          Group I Current Period Realized Losses                                               0.00
                                          Group I Cumulative Realized Losses                                                   0.00
                                          Group II Current Period Realized Losses                                              0.00
                                          Group II Cumulative Realized Losses                                                  0.00
                                          Group II Cumulative Realized Losses                                                  0.00

Sec. 4.03 (a)(xvi)                   Reserve Fund

                                          Beginning Balance of Reserve Fund                                                    0.00
                                          Funds Withdrawn From Reserve Fund For Distribution                                   0.00
                                          Funds Deposited to Reserve Fund                                                      0.00
                                          Ending Balance of Reserve Fund                                                       0.00

Sec. 4.03 (a)(xvii)                  Number of Loans Repurchased

                                          Group I Number of Loans Repurchased                                                  0.00
                                          Group II Number of Loans Repurchased                                                 0.00

Sec. 4.03 (a)(xviii)                 Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                                          Group I Weighted Average Mortgage Rate                                               6.95%
                                          Group II Weighted Average Mortgage Rate                                              6.95%

Sec. 4.03 (a)(xix)                   Weighted Average Remaining Term of Outstanding Loans

                                          Group I Weighted Average Remaining Term                                               335
                                          Group II Weighted Average Remaining Term                                              352

Sec. 4.03 (a)(xxi), (xxii), (xxiii)  Overcollateralization Amounts

                                          Overcollateralization Amount                                                 2,765,631.22
                                          Overcollateralization Target Amount                                          5,281,161.47
                                          Overcollateralization Release Amount                                                 0.00
                                          Overcollateralization Deficiency Amount                                      2,515,530.25

Sec. 4.03 (a)(xxiv)                  Trigger Events

                                          Has a Trigger Event Occurred and is continuing?                                        NO
                                          Cumulative Realized Losses as a percentage of the Original Pool Balance              0.00%
                                          Senior Enhancement Percentage                                                       29.99%
                                          Senior Specified Enhancement Percentage                                             53.80%

Sec. 4.03 (a)(xxv)                   60+ Day Delinquent Loans

                                          60+ Day Delinquent Loans as a percentage of the current Pool Balance                 1.29%

Sec. 4.03 (a)(xxvi)                  Amount of Funds Collected by Trustee under Yield Maintenance Agreement                    0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-A

                                December 27, 2005

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.